UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2003

COLLINS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Missouri

(State or other jurisdiction of incorporation)

                        0-12619                                                         43-0985160            .

      Commission File Number                      (IRS Employer Identification No.)

15 Compound Drive, Hutchinson, Kansas  67502

(Address of principal executive offices)                                            (Zip Code)

Registrant's telephone number, including area code         (620) 663-5551     .

N/A

(Former name or former address, if changed since last report)

Item 7.           Financial Statements and Exhibits.

(c.)            Exhibits

           99.1 Press release of Collins Industries, Inc. dated May 20, 2003.

Item 9.           Regulation FD Disclosure.

           (Information is being provided under Item 12,  Results of Operations and Financial Condition)

                    On May 20, 2003, Collins Industries, Inc. (the "Company") announced its financial results for its second fiscal quarter ended April 30, 2003.  See the Company's press release dated May 20, 2003, which is furnished as Exhibit 99.1 and incorporated by reference in this current report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COLLINS INDUSTRIES, INC.
Dated:
May 20, 2003

By
/s/ Larry W. Sayre
Larry W. Sayre, Vice President of Finance and Chief Financial Officer
(Signing on behalf of the registrant and as principal accounting officer)

EXHIBIT INDEX

Exhibit	Description

99.1	Press release of Collins Industries, Inc., dated May 20, 2003